Exhibit 10(c)2
EXHIBIT 1 to
Separation Agreement
with Ronnie R. Labrato
RELEASE AGREEMENT
THIS RELEASE (the “Release”) is made and entered into by and between RONNIE R. LABRATO (“Employee”) and GEORGIA POWER COMPANY and its successors or assigns (the “Company”).
WHEREAS, Employee and the Company agreed that Employee shall separate from service from the Company or any of its affiliates on effective March 31, 2013;
WHEREAS, Employee and the Company have previously entered into that certain Separation Agreement, dated April 1, 2013 (the “Agreement”), and that the Release is incorporated therein by reference;
WHEREAS, Employee and the Company desire to delineate their respective rights, duties and obligations attendant to such separation from service and desire to reach an accord and satisfaction of all claims arising from Employee's employment, and his termination of employment, with appropriate releases, in accordance with the Agreement;
NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth in the Release, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1.	RELEASE BY EMPLOYEE
Employee does hereby voluntarily and irrevocably waive, release, dismiss with prejudice, and withdraw all claims, complaints, suits or demands of any kind whatsoever (whether known or unknown) which he ever had, may have or now has against Southern Company, the Company and any current or former subsidiaries or affiliates of Southern Company (collectively, the “Southern Entities”) and their past, present and future officers, directors, employees, agents, insurers, attorneys, plan administrators and their respective benefit plans (and related trusts) (collectively, the “Releasees”), arising from or relating to (directly or indirectly) Employee's employment, his separation from service from the Company or other events that have occurred as of the date of execution of the Agreement, including but not limited to:

(a)
claims for violations of Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Equal Pay Act, the Civil Rights Act of 1966, the Family and Medical Leave Act, 42 U.S.C. § 1981, the National Labor Relations Act, the Labor Management Relations Act, Executive Order 11246, Executive Order 11141, the Vietnam Era Veteran's Readjustment Act of 1974, the Rehabilitation Act of 1973, the Sarbanes-Oxley Act of 2002 or the Employee Retirement Income Security Act of 1974;

(b)	claims for violations of any other federal or state statute or regulation or local ordinance;

(c)
claims for lost or unpaid wages, compensation or benefits, defamation, intentional or negligent infliction of emotional distress, assault, battery, wrongful or constructive discharge, negligent hiring, retention or supervision, fraud, misrepresentation, conversion, tortious interference, breach of contract or breach of fiduciary duty;

(d)
claims to benefits under any bonus, severance, workforce reduction, early retirement, outplacement or any other similar type plan sponsored by the Company (except to the extent provided in Section 2 below) and

(e)	any other claims under state law arising in tort or contract.
2.CLAIMS NOT RELEASED BY EMPLOYEE.
In signing this Agreement, Employee is not releasing any claims that may arise under the terms of the Agreement or which may arise out of events occurring after the date Employee executes the Release.
Employee also is not releasing claims to benefits that he is already entitled to receive under The Southern Company Pension Plan, The Southern Company Employee Savings Plan or under any of the Company's other employee compensation or benefit plans or under any workers' compensation laws. However, Employee understands and acknowledges that nothing herein is intended to or shall be construed to require the Company to institute or continue in effect any particular plan or benefit sponsored by the Company and the Company hereby reserves the right to amend or terminate any of its compensation or benefit programs at any time in accordance with the procedures set forth in such plans or programs.
3.NO ASSIGNMENT OF CLAIM.
Employee represents that he has not assigned or transferred, or purported to assign or transfer, any Claims or any portion thereof or interest therein to any party prior to the date of the Release.
4.COMPENSATION.
In accordance with the Agreement, the Company agrees to pay Employee or his spouse or his estate, as the case may be, the amount provided in Section 2 of the Agreement.
5.NO ADMISSION OF LIABILITY.
The Release shall not in any way be construed as an admission by the Company, any of its affiliates or Employee of any improper actions or liability whatsoever as to one another. Each party specifically disclaims any liability to or improper actions against the other or any other person, on the part of itself or himself, its or his employees or agents.

6.VOLUNTARY EXECUTION.
Employee warrants, represents and agrees that he has been encouraged in writing to seek advice from anyone of his choosing regarding the Release, including his attorney and accountant or tax advisor prior to his signing it; that the Release represents written notice to do so; that he has been given the opportunity and sufficient time to seek such advice and that he fully understands the meaning and contents of the Release. Employee further represents and warrants that he was not coerced, threatened or otherwise forced to sign the Release, and that his signature appearing hereinafter is voluntary and genuine.
EMPLOYEE UNDERSTANDS AND ACKNOWLEDGES THAT HE MAY TAKE UP TO TWENTY-ONE (21) DAYS FROM THE DATE ON WHICH THE RELEASE WAS PROVIDED TO HIM TO REVIEW IT AND CONSIDER WHETHER OR NOT HE DESIRES TO ENTER INTO THE RELEASE. EMPLOYEE UNDERSTANDS THAT HE MAY NOT SIGN THE RELEASE PRIOR TO HIS SEPARATION DATE.
7.ABILITY TO REVOKE.
EMPLOYEE UNDERSTANDS THAT HE MAY REVOKE THE RELEASE BY NOTIFYING THE COMPANY IN WRITING OF SUCH REVOCATION WITHIN SEVEN (7) DAYS OF HIS EXECUTION OF THE RELEASE AND THAT THE RELEASE IS NOT EFFECTIVE UNTIL THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD. HE UNDERSTANDS THAT UPON THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD THE RELEASE WILL BE BINDING UPON HIM AND HIS HEIRS, ADMINISTRATORS, REPRESENTATIVES, EXECUTORS, SUCCESSORS AND ASSIGNS AND WILL BE IRREVOCABLE.

[Signatures are on the following page}

I UNDERSTAND THAT BY SIGNING THE RELEASE, I AM GIVING UP RIGHTS I MAY HAVE. I UNDERSTAND THAT I DO NOT HAVE TO SIGN THE RELEASE.

“EMPLOYEE”

RONNIE R. LABRATO

04/01/13		/s/Ronnie R. Labrato
Date

Employee's signature witnessed by:

/s/Leonard Owens
(Signature of Witness)

Leonard Owens
(Printed Name of Witness)

04/01/13
Date

Acknowledged and Agreed to:
“COMPANY”

GEORGIA POWER COMPANY

	By:	/s/W. Paul Bowers

	Its:	President & CEO

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